UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3625 Cumberland Boulevard, Suite 1150, Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On September 30, 2014: (1) Deltona Landing, LLC ("Deltona Purchaser"), an indirect wholly-owned subsidiary of New Market Properties, LLC ("New Market"), completed the acquisition of a fee simple interest in a grocery-anchored necessity retail shopping center on approximately 11.1 acres in the Orlando, Florida area ("Deltona") from U.S. Retail Income Fund VII, Limited Partnership ("Fund VII"); (2) Powder Springs-Macland Retail, LLC ("Powder Springs Purchaser"), an indirect wholly-owned subsidiary of New Market, completed the acquisition of a fee simple interest in a grocery-anchored necessity retail shopping center on approximately 12.0 acres in the Atlanta, Georgia area ("Powder Springs") from Fund VII; (3) NMP Kingwood Glen, LLC ("Kingwood Purchaser"), an indirect wholly-owned subsidiary of New Market, completed the acquisition of a fee simple interest in a grocery-anchored necessity retail shopping center on approximately 12.7 acres in Houston, Texas ("Kingwood") from Fund VII; (4) Parkway Centre, LLC ("Parkway Purchaser"), an indirect wholly-owned subsidiary of New Market, completed the acquisition of a fee simple interest in a grocery-anchored necessity retail shopping center on approximately 8.4 acres in Columbus, Georgia ("Parkway") from Fund VII; (5) Barclay Crossing, LLC ("Barclay Purchaser"), an indirect wholly-owned subsidiary of New Market, completed the acquisition of a fee simple interest in a grocery-anchored necessity retail shopping center on approximately 8.6 acres in the Tampa, Florida area ("Barclay") from U.S. Retail Income Fund VI, Limited Partnership ("Fund VI", and collectively with Fund VII, "Sellers"); and (6) Sweetgrass Corner, LLC ("Sweetgrass Purchaser"), an indirect wholly-owned subsidiary of New Market, completed the acquisition of a fee simple interest in a grocery-anchored necessity retail shopping center on approximately 10.1 acres in the Charleston, South Carolina area ("Sweetgrass", and together with Deltona, Powder Springs, Kingwood, Parkway and Barclay, each an "Acquired Property" and, collectively, the "Acquired Properties") from Fund VI. Sweetgrass Purchaser, Deltona Purchaser, Powder Springs Purchaser, Kingwood Purchaser, Parkway Purchaser and Barclay Purchaser are each a "Purchaser" and, collectively, the "Purchasers." The aggregate purchase price paid by the Purchasers to Sellers for the Acquired Properties was approximately $74.2 million, exclusive of acquisition- and financing-related transaction costs. Preferred Apartment Communities Operating Partnership, L.P. ("PAC-OP") is the sole member of New Market. Preferred Apartment Communities, Inc. (the "Company") is the general partner and owner of an approximate 99.2% interest in PAC-OP.

Outside of the acquisition of the Acquired Properties there is no relationship between the Company and any of the Sellers. In connection with the acquisition of Acquired Communities, the Company paid an acquisition fee of approximately $669,000 or 0.9% of the aggregate purchase price, to Preferred Apartment Advisors, LLC, the Company’s manager. On September 30, 2014, PAC-OP transferred its right to purchase from Fund VI the seventh shopping center in the portfolio, located in Miami, Florida, to Publix.

To fund the purchase price for the Acquired Properties each Purchaser utilized a separate first mortgage loan, secured only by the Acquired Property being acquired by that Purchaser, in addition to available funds. The first mortgage loan in connection with the Deltona acquisition is for approximately $7.2 million and has a maturity date of October 1, 2019, a fixed interest rate of 3.48% per annum and amortizes based on a 30-year amortization. The first mortgage loan in connection with the Powder Springs acquisition is for approximately $7.7 million and has a maturity date of October 1, 2019, a fixed interest rate of 3.48% per annum and amortizes based on a 30-year amortization. The first mortgage loan in connection with the Kingwood acquisition is for approximately $12.2 million and has a maturity date of October 1, 2019, a fixed interest rate of 3.48% per annum and amortizes based on a 30-year amortization. The first mortgage loan in connection with the Parkway acquisition is for approximately $4.8 million and has a maturity date of October 1, 2019, a fixed interest rate of 3.48% per annum and amortizes based on a 30-year amortization. The first mortgage loan in connection with the Barclay acquisition is for approximately $6.8 million and has a maturity date of October 1, 2019, a fixed interest rate of 3.48% per annum and amortizes based on a 30-year amortization. The first mortgage loan in connection with the Sweetgrass acquisition is for approximately $8.2 million and has a maturity date of October 1, 2019, a fixed interest rate of 3.58% per annum and amortizes based on a 30-year amortization.

Item 7.01    Regulation FD Disclosure.

The Company issued a press release on October 1, 2014, a copy of which is furnished as Exhibit 99.1 hereto.

This information, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any of those filings.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) are currently being prepared. The Company will file the required financial statements under the cover of Form 8-K/A as soon as practicable but not later than December 16, 2014, which is 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) is currently being prepared. The Company will file the required pro forma financial information under the cover of Form 8-K/A as soon as practicable but not later than December 16, 2014, which is 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.

(d)    Exhibits.

99.1	Press Release dated October 1, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: October 1, 2014	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
General Counsel and Secretary